Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther, 203-578-2391	Terry Mangan, 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2015 SECOND QUARTER EARNINGS

WATERBURY, Conn., July 16, 2015 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced record net income available to common shareholders of $50.5 million, or $0.55 per diluted share, for the quarter ended June 30, 2015 compared to $45.2 million, or $0.50 per diluted share, for the quarter ended June 30, 2014.

"We’re pleased to report another strong quarterly performance, marked by record net income and record loan originations led by business loans and residential mortgages,” said James C. Smith, chairman and chief executive officer. “It’s clear our strategic investments are delivering value for customers and shareholders alike, as Webster bankers excel in service to our customers and communities. Our progress and success are made possible by the continuing confidence of our customers, which we deeply appreciate."

Highlights for the second quarter of 2015 compared to the second quarter of 2014:

•	Record quarterly net income of $52.5 million, including a net tax benefit of $3.7 million.

•	Overall loan growth of $1.5 billion, or 11.3 percent, with double-digit growth in commercial, commercial real estate and residential mortgage loans.

•	Increase in the allowance for loan losses of $13.0 million, or 8.4 percent.

•	Deposit growth of $2.1 billion, or 13.8 percent, primarily reflecting HSA Bank’s strong organic growth and its recent acquisition.

•	Record core revenue of $222.9 million increased 9.9 percent and contributed to core pre-provision net revenue of $85.9 million, or a 6.8 percent improvement.

•	Record net interest income of $163.5 million.

•	Efficiency ratio of 59.94 percent represents the ninth consecutive quarter at or below 60 percent.

•	Annualized return on average tangible common shareholders’ equity of 12.49 percent.
“Webster continued to demonstrate expense discipline during the quarter, maintaining an efficiency ratio at or below 60 percent for the ninth consecutive quarter while investing in growth opportunities,” said Glenn MacInnes, executive vice president and chief financial officer. “Our balance sheet is well-positioned for the anticipated rise in interest rates as the economy continues to strengthen.”

Quarterly net interest income compared to the second quarter of 2014:

•	Net interest income was $163.5 million compared to $155.1 million.

•	Net interest margin was 3.05 percent compared to 3.19 percent. The yield on interest-earning assets declined by 16 basis points, while the cost of funds declined by 2 basis points.

•	Average interest-earning assets totaled $21.7 billion and grew by $2.0 billion, or 10.1 percent.

•	Average loans grew by $1.4 billion, or 10.5 percent.
Quarterly provision for loan losses:

•
The Company recorded a provision for loan losses of $12.75 million compared to $9.75 million in the first quarter and $9.25 million a year ago. The increase compared to each period reflects ongoing growth in the loan portfolio.

•
Net charge-offs were $6.9 million compared to $7.0 million in the prior quarter and $8.0 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.19 percent compared to 0.20 percent in the prior quarter and 0.24 percent a year ago.

•
The allowance for loan losses represented 1.14 percent of total loans compared to 1.14 percent at March 31, 2015 and 1.17 percent at June 30, 2014. The allowance for loan losses represented 100 percent of nonperforming loans compared to 106 percent at March 31 and 108 percent a year ago.

Quarterly non-interest income compared to the second quarter of 2014:

•
Total non-interest income was $59.9 million compared to $47.6 million, an increase of $12.3 million. Excluding securities gains and other-than-temporary impairment charges, a year-over-year increase of $11.7 million in core non-interest income reflects increases of $8.2 million in deposit service fees of which $8.9 million related to HSA Bank, primarily from the acquisition, $2.0 million in mortgage banking activities, $0.9 million in loan related fees, and $0.8 million in other income.

Quarterly non-interest expense compared to the second quarter of 2014:

•
Total non-interest expense was $137.4 million compared to $122.5 million, an increase of $15.0 million. Included in non-interest expense are $0.8 million of net one-time costs, which consisted primarily of branch and facility optimization and severance expenses. There were $0.5 million of net one-time costs in the year-ago quarter.

•
Non-interest expense, excluding one-time costs, increased $14.7 million with $9.8 million of the increase related to HSA Bank, primarily from the acquisition. The remaining $4.9 million increase reflects higher base compensation due to merit increases, incentives, group insurance, and professional and outside services.

Quarterly income taxes compared to the second quarter of 2014:

•
The Company recorded $20.7 million of income tax expense compared to $23.2 million, a decrease of $2.5 million. The effective tax rate was 28.2 percent, reflecting a $3.7 million net tax benefit, compared to 32.6 percent a year ago.

•
The $3.7 million net tax benefit included a net non-cash benefit of $4.4 million from a change in the estimated realizability of the Company’s state deferred tax assets, and a related increase in expense of $0.7 million, including $0.4 million attributable to the first quarter.

Investment securities:

•
Total investment securities were $6.9 billion compared to $6.9 billion at March 31, 2015 and $6.5 billion a year ago. The carrying value of the available-for-sale portfolio included $14.9 million of net unrealized gains compared to $36.9 million at March 31 and $33.6 million a year ago, while the carrying value of the held-to-maturity portfolio does not reflect $50.6 million of net unrealized gains compared to $99.8 million at March 31 and $73.7 million a year ago.

Loans:

•
Total loans were $14.8 billion compared to $14.3 billion at March 31, 2015 and $13.3 billion a year ago. Compared to March 31, residential mortgage, commercial, commercial real estate, and consumer loans increased by $239.2 million, $123.9 million, $107.2 million, and $37.0 million, respectively.

•	Compared to a year ago, commercial, commercial real estate, residential mortgage, and consumer loans increased by $499.3 million, $478.4 million, $467.4 million, and $57.1 million, respectively.

•
Loan originations for portfolio were $1.363 billion compared to $1.062 billion in the first quarter and $1.069 billion a year ago. In addition, $147 million of residential loans were originated for sale in the quarter compared to $87 million in the prior quarter and $73 million a year ago.

Asset quality:

•
Past due loans were $32.4 million compared to $45.1 million at March 31, 2015 and $47.7 million a year ago. Loans past due 90 days and still accruing decreased $0.2 million from the prior quarter and increased $0.1 million from the prior year.

•
Total nonperforming loans increased to $167.9 million, or 1.14 percent of total loans, compared to $152.2 million, or 1.07 percent, at March 31 and $143.8 million, or 1.08 percent, a year ago. Total paying nonperforming loans were $48.7 million compared to $53.8 million at March 31 and $37.6 million a year ago.

Deposits and borrowings:

•
Total deposits were $17.3 billion compared to $17.5 billion and $15.2 billion a year ago. Core to total deposits were 87.8 percent compared to 87.4 percent at March 31, and 84.8 percent a year ago. Loans to deposits were 85.4 percent compared to 81.3 percent at March 31 and 87.3 percent a year ago.

•	Total borrowings were $3.8 billion compared to $2.9 billion at March 31 and $3.8 billion a year ago.

Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 12.49 percent and 9.03 percent, respectively, compared to 11.51 percent and 8.53 percent, respectively, in the second quarter of 2014.

•
The tangible equity and tangible common equity ratios were 7.81 percent and 7.27 percent, respectively, compared to 8.34 percent and 7.62 percent, respectively, at June 30, 2014. The Common Equity Tier 1 Capital ratio was 11.04 percent compared to 11.40 percent a year ago.

•	Book value and tangible book value per common share were $24.55 and $18.23, respectively, compared to $23.64 and $17.72, respectively, a year ago.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $23.6 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 165 banking centers, 314 ATMs, telephone banking, mobile banking, and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***
Conference Call

A conference call covering Webster’s 2015 second quarter earnings announcement will be held today, Thursday, July 16, 2015 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.
We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
		At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014

Income and performance ratios (annualized):
Net income	$52,503	$49,722	$51,006	$50,457	$47,834
Net income available to common shareholders	50,479	47,083	48,367	47,818	45,195
Net income per diluted common share	0.55	0.52	0.53	0.53	0.50
Return on average assets	0.90%	0.88%	0.93%	0.94%	0.90%
Return on average tangible common shareholders' equity	12.49	11.82	11.74	11.86	11.51
Return on average common shareholders’ equity	9.03	8.57	8.84	8.87	8.53
Non-interest income as a percentage of total revenue	26.80	26.60	25.08	24.44	23.48
Efficiency ratio	59.94	59.76	58.59	58.91	59.21

Asset quality:
Allowance for loan losses	$167,860	$161,970	$159,264	$156,482	$154,868
Nonperforming assets	172,825	157,546	136,397	144,314	150,490
Allowance for loan losses / total loans	1.14%	1.14%	1.15%	1.16%	1.17%
Net charge-offs / average loans (annualized)	0.19	0.20	0.20	0.24	0.24
Nonperforming loans / total loans	1.14	1.07	0.93	1.03	1.08
Nonperforming assets / total loans plus OREO	1.17	1.10	0.98	1.07	1.13
Allowance for loan losses / nonperforming loans	100.00	106.39	122.62	112.51	107.73

Other ratios (annualized):
Tangible equity	7.81%	7.87%	8.14%	8.35%	8.34%
Tangible common equity	7.27	7.20	7.45	7.64	7.62
Tier 1 risk-based capital (a), (b)	11.91	12.01	12.95	13.06	12.97
Total risk-based capital (a), (b)	13.33	13.44	14.06	14.17	14.09
Common equity tier 1 risk-based capital (a), (b)	11.04	10.93	11.43	11.50	11.40
Shareholders’ equity / total assets	10.07	10.19	10.31	10.59	10.61
Net interest margin	3.05	3.10	3.17	3.17	3.19

Share and equity related:
Common equity	$2,256,985	$2,203,926	$2,171,166	$2,159,344	$2,132,973
Book value per common share	24.55	24.29	23.99	23.93	23.64
Tangible book value per common share	18.23	17.87	18.10	18.02	17.72
Common stock closing price	39.55	37.05	32.53	29.14	31.54
Dividends declared per common share	0.23	0.20	0.20	0.20	0.20

Common shares issued and outstanding	91,919	90,715	90,512	90,248	90,246
Basic shares (weighted average)	90,713	90,251	90,045	89,888	89,776
Diluted shares (weighted average)	91,302	90,841	90,741	90,614	90,528

(a)	The ratios presented are projected for June 30, 2015 and actual for the remaining periods presented.

(b)	Calculated under the Basel III capital standard at June 30,2105 and March 31, 2015 and under the Basel I capital standard for the remaining periods presented.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014 (a)
Assets:
Cash and due from banks	$205,650	$233,970	$287,917
Interest-bearing deposits	142,083	119,297	18,620
Investment securities:
Available for sale, at fair value	2,837,158	2,968,109	2,980,031
Held to maturity	4,064,022	3,923,189	3,478,803
Total securities	6,901,180	6,891,298	6,458,834
Loans held for sale	63,535	45,866	31,671
Loans:
Commercial	4,567,345	4,443,446	4,068,089
Commercial real estate	3,770,252	3,663,071	3,291,892
Residential mortgages	3,833,489	3,594,272	3,366,092
Consumer	2,606,440	2,569,437	2,549,307
Total loans	14,777,526	14,270,226	13,275,380
Allowance for loan losses	(167,860)	(161,970)	(154,868)
Loans, net	14,609,666	14,108,256	13,120,512
Federal Home Loan Bank and Federal Reserve Bank stock	180,290	193,290	168,595
Premises and equipment, net	123,828	123,548	119,840
Goodwill and other intangible assets, net	580,908	582,751	533,402
Cash surrender value of life insurance policies	446,423	443,225	436,445
Deferred tax asset, net	79,257	61,136	57,462
Accrued interest receivable and other assets	287,966	304,051	291,186
Total Assets	$23,620,786	$23,106,688	$21,524,484

Liabilities and Equity:
Deposits:
Demand	$3,547,356	$3,450,316	$3,249,996
Interest-bearing checking	2,214,973	2,267,350	2,073,652
Health savings accounts	3,665,019	3,529,301	1,754,986
Money market	1,757,095	2,114,300	1,844,014
Savings	3,998,169	3,978,655	3,973,109
Certificates of deposit	1,811,864	1,905,943	2,029,008
Brokered certificates of deposit	299,790	299,785	278,080
Total deposits	17,294,266	17,545,650	15,202,845
Securities sold under agreements to repurchase and other borrowings	1,014,504	1,083,877	1,401,259
Federal Home Loan Bank advances	2,509,285	1,584,357	2,217,324
Long-term debt	226,297	226,267	226,178
Accrued expenses and other liabilities	196,739	310,962	192,256
Total liabilities	21,241,091	20,751,113	19,239,862

Preferred stock	122,710	151,649	151,649
Common shareholders' equity	2,256,985	2,203,926	2,132,973
Webster Financial Corporation shareholders’ equity	2,379,695	2,355,575	2,284,622
Total Liabilities and Equity	$23,620,786	$23,106,688	$21,524,484

(a) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2015	2014	2015	2014 (a)
Interest income:
Interest and fees on loans and leases	$135,694	$125,771	$266,417	$249,781
Interest and dividends on securities	50,844	51,511	102,523	105,103
Loans held for sale	432	215	942	392
Total interest income	186,970	177,497	369,882	355,276
Interest expense:
Deposits	11,533	10,851	23,075	21,495
Borrowings	11,926	11,524	23,532	23,358
Total interest expense	23,459	22,375	46,607	44,853
Net interest income	163,511	155,122	323,275	310,423
Provision for loan losses	12,750	9,250	22,500	18,250
Net interest income after provision for loan losses	150,761	145,872	300,775	292,173
Non-interest income:
Deposit service fees	34,493	26,302	67,118	51,014
Loan related fees	5,729	4,890	11,408	9,372
Wealth and investment services	8,784	8,829	16,673	17,667
Mortgage banking activities	2,517	513	4,078	1,288
Increase in cash surrender value of life insurance policies	3,197	3,296	6,349	6,554
Net gain on investment securities	486	—	529	4,336
Other income	4,645	3,839	11,586	7,354
	59,851	47,669	117,741	97,585
Loss on write-down of investment securities to fair value	—	(73)	—	(161)
Total non-interest income	59,851	47,596	117,741	97,424
Non-interest expense:
Compensation and benefits	74,043	65,711	144,907	132,082
Occupancy	11,680	11,491	25,276	24,250
Technology and equipment expense	20,224	15,737	39,472	30,747
Marketing	4,245	4,249	8,421	7,429
Professional and outside services	2,875	1,269	5,328	3,971
Intangible assets amortization	1,843	669	3,131	1,837
Foreclosed and repossessed asset expenses	146	134	315	592
Foreclosed and repossessed asset gains	(537)	(574)	(1)	(834)
Loan workout expenses	801	801	1,679	1,853
Deposit insurance	5,492	5,565	11,733	10,876
Other expenses	15,817	16,898	29,983	33,398
	136,629	121,950	270,244	246,201
Severance, contract, and other	521	267	811	289
Acquisition costs	18	—	527	—
Branch and facility optimization	278	258	(46)	448
Total non-interest expense	137,446	122,475	271,536	246,938
Income before income taxes	73,166	70,993	146,980	142,659
Income tax expense	20,663	23,159	44,755	44,396
Net income	52,503	47,834	102,225	98,263
Preferred stock dividends	(2,024)	(2,639)	(4,663)	(5,278)
Net income available to common shareholders	$50,479	$45,195	$97,562	$92,985

Diluted shares (average)	91,302	90,528	91,070	90,584

Net income per common share available to common shareholders:
Basic	$0.55	$0.50	$1.07	$1.03
Diluted	0.55	0.50	1.07	1.02

(a) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Interest income:
Interest and fees on loans and leases	$135,694	$130,723	$132,604	$129,227	$125,771
Interest and dividends on securities	50,844	51,679	50,921	50,448	51,511
Loans held for sale	432	510	226	239	215
Total interest income	186,970	182,912	183,751	179,914	177,497
Interest expense:
Deposits	11,533	11,542	11,322	11,345	10,851
Borrowings	11,926	11,606	11,781	11,199	11,524
Total interest expense	23,459	23,148	23,103	22,544	22,375
Net interest income	163,511	159,764	160,648	157,370	155,122
Provision for loan losses	12,750	9,750	9,500	9,500	9,250
Net interest income after provision for loan losses	150,761	150,014	151,148	147,870	145,872
Non-interest income:
Deposit service fees	34,493	32,625	25,928	26,489	26,302
Loan related fees	5,729	5,679	8,361	5,479	4,890
Wealth and investment services	8,784	7,889	8,517	8,762	8,829
Mortgage banking activities	2,517	1,561	977	1,805	513
Increase in cash surrender value of life insurance policies	3,197	3,152	3,278	3,346	3,296
Net gain on investment securities	486	43	1,121	42	—
Other income	4,645	6,941	6,492	5,071	3,839
	59,851	57,890	54,674	50,994	47,669
Loss on write-down of investment securities to fair value	—	—	(899)	(85)	(73)
Total non-interest income	59,851	57,890	53,775	50,909	47,596
Non-interest expense:
Compensation and benefits	74,043	70,864	71,220	66,849	65,711
Occupancy	11,680	13,596	11,518	11,557	11,491
Technology and equipment expense	20,224	19,248	15,827	15,419	15,737
Marketing	4,245	4,176	3,918	4,032	4,249
Professional and outside services	2,875	2,453	1,855	2,470	1,269
Intangible assets amortization	1,843	1,288	416	432	669
Foreclosed and repossessed asset expenses	146	169	244	387	134
Foreclosed and repossessed asset (gains) losses	(537)	536	(238)	(225)	(574)
Loan workout expenses	801	878	685	969	801
Deposit insurance	5,492	6,241	5,856	5,938	5,565
Other expenses	15,817	14,166	16,158	17,083	16,898
	136,629	133,615	127,459	124,911	121,950
Severance, contract, and other	521	290	633	42	267
Acquisition costs	18	509	396	144	—
Branch and facility optimization	278	(324)	276	(599)	258
Provision for litigation and settlements	—	—	1,400	—	—
Total non-interest expense	137,446	134,090	130,164	124,498	122,475
Income before income taxes	73,166	73,814	74,759	74,281	70,993
Income tax expense	20,663	24,092	23,753	23,824	23,159
Net income	52,503	49,722	51,006	50,457	47,834
Preferred stock dividends	(2,024)	(2,639)	(2,639)	(2,639)	(2,639)
Net income available to common shareholders	$50,479	$47,083	$48,367	$47,818	$45,195

Diluted shares (average)	91,302	90,841	90,741	90,614	90,528

Net income per common share available to common shareholders:
Basic	$0.55	$0.52	$0.54	$0.53	$0.50
Diluted	0.55	0.52	0.53	0.53	0.50

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Three Months Ended June 30,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest		Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$14,508,701	$136,223	3.74%	$13,129,865	$126,292		3.83%
Investment securities (a)	6,854,413	51,483	3.02	6,411,407	52,604	3.37	3.29
Federal Home Loan and Federal Reserve Bank stock	192,707	1,379	2.87	166,350	1,158	2.15	2.79
Interest-bearing deposits	124,769	79	0.25	16,792	11	0.28	0.27
Loans held for sale	50,382	432	3.43	20,099	215	4.01	4.27
Total interest-earning assets	21,730,972	$189,596	3.48%	19,744,513	$180,280	3.72	3.64%
Non-interest-earning assets	1,657,980			1,507,081
Total assets	$23,388,952			$21,251,594

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,450,633	$—	—%	$3,099,114	$—		—%
Savings, interest checking, and money market	11,767,724	5,300	0.18	9,752,872	4,413		0.18
Certificates of deposit	2,163,918	6,233	1.16	2,280,571	6,438		1.13
Total deposits	17,382,275	11,533	0.27	15,132,557	10,851		0.29

Securities sold under agreements to repurchase and other borrowings	1,111,385	4,186	1.49	1,412,820	5,082		1.42
Federal Home Loan Bank advances	2,092,840	5,329	1.01	2,035,813	4,002		0.78
Long-term debt	226,277	2,411	4.26	249,276	2,440		3.91
Total borrowings	3,430,502	11,926	1.38	3,697,909	11,524		1.24
Total interest-bearing liabilities	20,812,777	$23,459	0.45%	18,830,466	$22,375		0.47%
Non-interest-bearing liabilities	197,323			150,319
Total liabilities	21,010,100			18,980,785

Preferred stock	142,109			151,649
Common shareholders' equity	2,236,743			2,119,160
Webster Financial Corp. shareholders' equity	2,378,852			2,270,809
Total liabilities and equity	$23,388,952			$21,251,594
Tax-equivalent net interest income		166,137			157,905
Less: tax-equivalent adjustment		(2,626)			(2,783)
Net interest income		$163,511			$155,122
Net interest margin			3.05%				3.19%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Six Months Ended June 30,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans	$14,253,012	$267,477	3.75%	$12,992,371	$250,804	3.85%
Investment securities (a)	6,775,633	103,909	3.08	6,416,165	107,529	3.36
Federal Home Loan and Federal Reserve Bank stock	192,997	2,695	2.82	162,675	2,325	2.88
Interest-bearing deposits	112,393	142	0.25	16,373	22	0.27
Loans held for sale	45,551	942	4.14	19,119	392	4.10
Total interest-earning assets	21,379,586	$375,165	3.51%	19,606,703	$361,072	3.68%
Non-interest-earning assets	1,650,845			1,509,416
Total assets	$23,030,431			$21,116,119

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,452,428	$—	—%	$3,098,058	$—	—%
Savings, interest checking, and money market	11,655,056	10,136	0.18	9,798,648	8,932	0.18
Certificates of deposit	2,203,169	12,939	1.18	2,265,510	12,563	1.12
Total deposits	17,310,653	23,075	0.27	15,162,216	21,495	0.29

Securities sold under agreements to repurchase and other borrowings	1,154,962	8,573	1.48	1,382,301	10,287	1.48
Federal Home Loan Bank advances	1,764,602	10,150	1.14	1,879,609	7,849	0.83
Long-term debt	226,263	4,809	4.25	278,966	5,222	3.74
Total borrowings	3,145,827	23,532	1.49	3,540,876	23,358	1.31
Total interest-bearing liabilities	20,456,480	$46,607	0.46%	18,703,092	$44,853	0.48%
Non-interest-bearing liabilities	209,493			158,049
Total liabilities	20,665,973			18,861,141

Preferred stock	146,853			151,649
Common shareholders' equity	2,217,605			2,103,329
Webster Financial Corp. shareholders' equity	2,364,458			2,254,978
Total liabilities and equity	$23,030,431			$21,116,119
Tax-equivalent net interest income		328,558			316,219
Less: tax-equivalent adjustment		(5,283)			(5,796)
Net interest income		$323,275			$310,423
Net interest margin			3.07%			3.22%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Loan Balances (unaudited)
(Dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Loan Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$3,310,863	$3,183,218	$3,087,940	$2,984,949	$2,978,576
Equipment financing	545,441	543,636	537,751	490,150	464,948
Asset-based lending	711,041	716,592	661,330	647,042	624,565
Commercial real estate	3,770,252	3,663,071	3,554,428	3,354,107	3,291,892
Residential mortgages	3,833,489	3,594,272	3,509,174	3,455,353	3,366,091
Consumer	2,520,970	2,480,270	2,457,345	2,485,870	2,449,730
Total continuing portfolio	14,692,056	14,181,059	13,807,968	13,417,471	13,175,802
Allowance for loan losses	(159,501)	(152,825)	(149,813)	(145,818)	(143,440)
Total continuing portfolio, net	14,532,555	14,028,234	13,658,155	13,271,653	13,032,362
Liquidating Portfolio:
National Construction Lending Center (NCLC)	—	—	1	1	1
Consumer	85,470	89,167	92,056	96,030	99,577
Total liquidating portfolio	85,470	89,167	92,057	96,031	99,578
Allowance for loan losses	(8,359)	(9,145)	(9,451)	(10,664)	(11,428)
Total liquidating portfolio, net	77,111	80,022	82,606	85,367	88,150
Total Loan Balances (actuals)	14,777,526	14,270,226	13,900,025	13,513,502	13,275,380
Allowance for loan losses	(167,860)	(161,970)	(159,264)	(156,482)	(154,868)
Loans, net	$14,609,666	$14,108,256	$13,740,761	$13,357,020	$13,120,512

Loan Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$3,247,527	$3,096,762	$3,036,412	$2,987,403	$2,963,150
Equipment financing	542,112	542,067	509,331	478,333	459,140
Asset-based lending	709,985	675,218	647,952	621,856	612,170
Commercial real estate	3,705,895	3,574,826	3,452,954	3,329,767	3,195,746
Residential mortgages	3,711,096	3,546,098	3,483,444	3,409,010	3,361,276
Consumer	2,504,668	2,468,422	2,491,359	2,467,839	2,437,452
Total continuing portfolio	14,421,283	13,903,393	13,621,452	13,294,208	13,028,934
Allowance for loan losses	(156,698)	(153,790)	(150,706)	(146,863)	(143,811)
Total continuing portfolio, net	14,264,585	13,749,603	13,470,746	13,147,345	12,885,123
Liquidating Portfolio:
NCLC	—	1	1	1	53
Consumer	87,418	91,088	94,069	97,661	100,878
Total liquidating portfolio	87,418	91,089	94,070	97,662	100,931
Allowance for loan losses	(8,359)	(9,145)	(9,451)	(10,664)	(11,428)
Total liquidating portfolio, net	79,059	81,944	84,619	86,998	89,503
Total Loan Balances (average)	14,508,701	13,994,482	13,715,522	13,391,870	13,129,865
Allowance for loan losses	(165,057)	(162,935)	(160,157)	(157,527)	(155,239)
Loans, net	$14,343,644	$13,831,547	$13,555,365	$13,234,343	$12,974,626

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Nonperforming loans:
Continuing Portfolio:
Commercial non-mortgage	$43,081	$27,057	$6,436	$12,421	$14,152
Equipment financing	301	285	518	1,659	863
Asset-based lending	—	—	—	—	—
Commercial real estate	26,893	25,814	18,675	18,341	19,023
Residential mortgages	58,663	61,274	64,022	67,541	67,722
Consumer	34,236	33,696	35,770	34,566	36,526
Nonperforming loans - continuing portfolio	163,174	148,126	125,421	134,528	138,286
Liquidating Portfolio:
Consumer	4,682	4,117	4,460	4,560	5,475
Total nonperforming loans	$167,856	$152,243	$129,881	$139,088	$143,761

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$—	$—	$2,899	$2,899	$3,238
Repossessed equipment	—	—	100	100	100
Residential	3,930	3,051	2,280	1,712	2,748
Consumer	1,039	2,252	1,237	515	643
Total continuing portfolio	4,969	5,303	6,516	5,226	6,729
Liquidating Portfolio:
Total liquidating portfolio	—	—	—	—	—
Total other real estate owned and repossessed assets	$4,969	$5,303	$6,516	$5,226	$6,729
Total nonperforming assets	$172,825	$157,546	$136,397	$144,314	$150,490

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans (unaudited)
(Dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$1,778	$3,992	$2,099	$8,795	$5,045
Equipment financing	517	789	701	433	290
Asset-based lending	—	—	—	—	—
Commercial real estate	1,547	3,962	2,714	1,625	1,610
Residential mortgages	12,315	13,966	17,216	15,980	17,826
Consumer	13,053	18,459	15,867	15,852	18,956
Past due 30-89 days - continuing portfolio	29,210	41,168	38,597	42,685	43,727
Liquidating Portfolio:
Consumer	1,299	1,820	1,658	1,419	2,105
Total past due 30-89 days	30,509	42,988	40,255	44,104	45,832
Loans past due 90 days or more and accruing	1,923	2,109	2,087	1,980	1,828
Total past due loans	$32,432	$45,097	$42,342	$46,084	$47,660

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Beginning balance	$161,970	$159,264	$156,482	$154,868	$153,600
Provision	12,750	9,750	9,500	9,500	9,250
Charge-offs continuing portfolio:
Commercial non-mortgage	2,541	255	4,097	2,738	3,685
Equipment financing	15	15	84	491	20
Asset-based lending	—	—	—	—	—
Commercial real estate	1,091	3,153	246	139	447
Residential mortgages	1,461	1,953	1,346	1,870	1,840
Consumer	3,531	3,634	3,648	5,078	4,075
Charge-offs continuing portfolio	8,639	9,010	9,421	10,316	10,067
Charge-offs liquidating portfolio:
NCLC	—	2	—	—	—
Consumer	322	662	563	1,251	1,211
Charge-offs liquidating portfolio	322	664	563	1,251	1,211
Total charge-offs	8,961	9,674	9,984	11,567	11,278
Recoveries continuing portfolio:
Commercial non-mortgage	527	989	1,258	967	1,121
Equipment financing	102	143	702	336	397
Asset-based lending	2	26	—	50	—
Commercial real estate	52	202	217	120	69
Residential mortgages	365	104	291	250	495
Consumer	849	821	636	1,770	923
Recoveries continuing portfolio	1,897	2,285	3,104	3,493	3,005
Recoveries liquidating portfolio:
NCLC	4	4	5	11	12
Consumer	200	341	157	177	279
Recoveries liquidating portfolio	204	345	162	188	291
Total recoveries	2,101	2,630	3,266	3,681	3,296
Total net charge-offs	6,860	7,044	6,718	7,886	7,982
Ending balance	$167,860	$161,970	$159,264	$156,482	$154,868

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures

The Company evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights). The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by ending common shares outstanding.

The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Accordingly, this is also a non-GAAP financial measure.

See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014. The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently.

	At or for the Three Months Ended
(Dollars in thousands, except per share data)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Reconciliation of net income available to common shareholders to net income used for computing the return on average tangible common shareholders' equity ratio
Net income available to common shareholders	$50,479	$47,083	$48,367	$47,818	$45,195
Amortization of intangibles (tax-affected @ 35%)	1,198	837	270	281	435
Quarterly net income adjusted for amortization of intangibles	51,677	47,920	48,637	48,099	45,630
Annualized net income used in the return on average tangible common shareholders' equity ratio	$206,708	$191,680	$194,548	$192,396	$182,520

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Average common shareholders' equity	$2,236,743	$2,198,254	$2,189,191	$2,155,246	$2,119,160
Average goodwill	(538,373)	(537,147)	(529,887)	(529,887)	(529,887)
Average intangible assets (excluding mortgage servicing rights)	(43,538)	(39,559)	(2,862)	(3,294)	(3,762)
Average tangible common shareholders’ equity	$1,654,832	$1,621,548	$1,656,442	$1,622,065	$1,585,511

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders' equity	$2,379,695	$2,355,575	$2,322,815	$2,310,993	$2,284,622
Goodwill	(538,373)	(538,373)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(42,535)	(44,378)	(2,666)	(3,082)	(3,515)
Tangible shareholders’ equity	$1,798,787	$1,772,824	$1,790,262	$1,778,024	$1,751,220

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Shareholders' equity	$2,379,695	$2,355,575	$2,322,815	$2,310,993	$2,284,622
Preferred stock	(122,710)	(151,649)	(151,649)	(151,649)	(151,649)
Common shareholders' equity	2,256,985	2,203,926	2,171,166	2,159,344	2,132,973
Goodwill	(538,373)	(538,373)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(42,535)	(44,378)	(2,666)	(3,082)	(3,515)
Tangible common shareholders’ equity	$1,676,077	$1,621,175	$1,638,613	$1,626,375	$1,599,571

Reconciliation of period-end assets to period-end tangible assets
Assets	$23,620,786	$23,106,688	$22,533,172	$21,827,045	$21,524,484
Goodwill	(538,373)	(538,373)	(529,887)	(529,887)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(42,535)	(44,378)	(2,666)	(3,082)	(3,515)
Tangible assets	$23,039,878	$22,523,937	$22,000,619	$21,294,076	$20,991,082

Book value per common share
Common shareholders’ equity	$2,256,985	$2,203,926	$2,171,166	$2,159,344	$2,132,973
Ending common shares issued and outstanding (in thousands)	91,919	90,715	90,512	90,248	90,246
Book value per share of common stock	$24.55	$24.29	$23.99	$23.93	$23.64

Tangible book value per common share
Tangible common shareholders’ equity	$1,676,077	$1,621,175	$1,638,613	$1,626,375	$1,599,571
Ending common shares issued and outstanding (in thousands)	91,919	90,715	90,512	90,248	90,246
Tangible book value per common share	$18.23	$17.87	$18.10	$18.02	$17.72

Reconciliation of non-interest expense to non-interest expense used in the efficiency ratio
Non-interest expense	$137,446	$134,090	$130,164	$124,498	$122,475
Foreclosed property expense	(146)	(169)	(244)	(387)	(134)
Intangible assets amortization	(1,843)	(1,288)	(416)	(432)	(669)
Other expense	(280)	(1,011)	(2,467)	638	49
Non-interest expense used in the efficiency ratio	$135,177	$131,622	$127,037	$124,317	$121,721

Reconciliation of income to income used in the efficiency ratio
Net interest income before provision for loan losses	$163,511	$159,764	$160,648	$157,370	$155,122
Fully taxable-equivalent adjustment	2,626	2,657	2,628	2,700	2,783
Non-interest income	59,851	57,890	53,775	50,909	47,596
Net gain on investment securities	(486)	(43)	(1,121)	(42)	—
Other	—	—	899	85	73
Income used in the efficiency ratio	$225,502	$220,268	$216,829	$211,022	$205,574